EXHIBIT 99.2



STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS



I, Lawrence S. Grossman, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Di Giorgio Corporation, and, except as corrected or supplemented in a subsequent covered report:

          o No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

          (2) I have reviewed the contents of this statement with the Di Giorgio Corporation's audit committee.

          (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

               o Form 10-K for the fiscal year ended December 29, 2001 of Di Giorgio Corporation;

               o Form 10-Q for the quarters ended March 30, 2002 and June 29, 2002 of Di Giorgio Corporation as filed with the Commission subsequent to the filing of the Form 10-K identified above.



/s/ Lawrence S. Grossman
-------------------------                        Subscribed and sworn to
Lawrence S. Grossman                             before me this 7th day of
Senior Vice President and                        August 2002.
Chief Financial Officer


August 7, 2002                                   /s/ Linda Calamusa
-------------------                              ---------------------------
Date                                             Notary Public of New Jersey

                                                 My commission Expires:
                                                 04/23/2005
                                                 ---------------------------